Provisions	6 Months Ended
Jun. 30, 2022
Disclosure of provisions [Abstract]
Provisions

12. Provisions

	Dilapidation	Restructuring	Other	Total
	£’000	£’000	£’000	£’000

At January 1, 2022	7,985	—	—	7,985
Acquisition of subsidiaries	—	—	631	631
Recognized during the period	717	6,432	151	7,300
At June 30, 2022	8,702	6,432	782	15,916

Current	—	6,432	—	6,432
Non-current	8,702	—	782	9,484

The dilapidation provisions relate to the expected reinstatement costs of leased office buildings, vehicle preparation centers, collection centers and vehicles back to the conditions required by the lease. Cash outflows associated with the dilapidation provisions are to be incurred at the end of the relevant lease term, between 4 and 20 years.

The restructuring provision relates to actions being undertaken as part of the Group’s Business Realignment Plan which was announced in June 2022 including redundancy costs. The restructuring is expected to be completed by the end of 2022.